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First Capital, Inc.

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[LETTERHEAD OF FIRST CAPITAL, INC.]

April 10, 2013

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Capital, Inc. We will hold the meeting at the main office of First Harrison Bank, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 22, 2013, at 12:00 noon, local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Monroe Shine & Co., Inc., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet or telephone or by returning a completed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Gerald L. Uhl	/s/ William W. Harrod
Gerald L. Uhl	William W. Harrod
Chairman of the Board	President and Chief Executive Officer

FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

NOTICE OF 2013 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	12:00 noon, local time, on Wednesday, May 22, 2013

PLACE	First Harrison Bank
220 Federal Drive, N.W.
Corydon, Indiana 47112

ITEMS OF BUSINESS	(1) The election of five directors to serve for a term of three years;

(2) The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3) An advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

(4) An advisory vote on the frequency of the advisory vote on the compensation of our named executive officers; and

(5) The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on March 28, 2013.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on the proxy card. A printed proxy card for the annual meeting and a self-addressed, postage pre-paid envelope will be mailed to all shareholders of record on or about April 22, 2013. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jill R. Keinsley Jill R. Keinsley
Corporate Secretary

Corydon, Indiana

April 10, 2013

FIRST CAPITAL, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Capital, Inc. for the 2013 annual meeting of shareholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to First Capital, Inc. as “First Capital,” the “Company,” “we,” “our” or “us.”

First Capital is the holding company for First Harrison Bank. In this proxy statement, we may also refer to First Harrison Bank as “First Harrison” or the “Bank.”

We will hold the annual meeting at the Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 22, 2013, at 12:00 noon, local time.

We intend to provide access to this proxy statement and a proxy card to shareholders of record beginning on or about April 10, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2013

This Proxy Statement is available at http://cfpproxy.com/4684. Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Capital common stock if the records of the Company show that you held your shares as of the close of business on March 28, 2013. As of the close of business on March 28, 2013, a total of 2,784,997 shares of First Capital common stock were outstanding. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own your shares of common stock of First Capital in one or more of the following ways:

•	Directly in your name as shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”; or

•	Indirectly through the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) and Trust.

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage account statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares of First Capital common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

Participants in the ESOP may direct the ESOP trustees how to vote the shares allocated to their accounts. See “Participants in the ESOP” below.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals. At this year’s annual meeting, shareholders will elect five directors to each serve for a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is five.

In voting on the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution to approve the compensation of the Company’s named executive officers, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast at the annual meeting.

In voting on the advisory resolution regarding the frequency of the shareholder vote to approve the compensation of the named executive officers, you may vote for a frequency of one year, two years, or three years or abstain from voting. The option of one year, two years, or three years that receives the highest number of votes cast by shareholders will be the frequency that has been selected by shareholders.

Effect of Not Casting Your Vote. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or with respect to the two advisory proposals regarding executive compensation. Your bank or broker is unable to vote your uninstructed shares in the election of directors or with respect to the two advisory proposals regarding executive compensation on a discretionary basis. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the two advisory proposals regarding the executive compensation of the Company’s named executive officers, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank or broker, however, will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm. If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the ratification of the appointment of the independent registered public accounting firm and the two advisory proposals with respect to the compensation of the Company’s named executive officers, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Board of Directors of First Capital is sending you this proxy statement for the purpose of requesting that you allow your shares of First Capital common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of First Capital common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director;

•	“FOR” the ratification of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm;

•	“FOR” the approval of the compensation of the Company’s named executive officers as disclosed in this proxy statement; and

•	To hold the advisory vote to approve the compensation of the Company’s named executive officers every “ONE YEAR.”

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your First Capital common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Company’s Corporate Secretary in writing before your shares have been voted at the annual meeting, deliver valid proxy instructions with a later date, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Instead of voting by mailing a proxy card, registered shareholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, allow shareholders to cast their vote and confirm that their vote has been recorded properly. Specific instructions for Internet and telephone voting are set forth on the proxy card. The deadline for voting via the Internet or by telephone is 3:00 a.m., local time, on Wednesday, May 22, 2013.

Participants in the ESOP

If you participate in the ESOP, you will receive a voting instruction form for all shares you may vote under the plan. Under the terms of the ESOP, the ESOP trustees vote all shares held by the ESOP, but each participant in the ESOP may direct the trustees how to vote the shares of Company common stock allocated to his or her account. The ESOP trustees will vote all allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustees have received valid voting instructions. The deadline for returning your voting instructions to the ESOP trustees is May 15, 2013.

CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Company’s Board of Directors currently consists of twelve members. All of the directors are independent under the listing standards of the Nasdaq Stock Market, Inc., except for Samuel E. Uhl, Gerald L. Uhl, and William W. Harrod. In determining the independence of its directors, the Board of Directors considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons,” including loans or lines of credit that the Bank has, directly or indirectly, made to Directors Byrd, Ernstberger, Harrod, Huber, Kraft, Saulman, Wallace, Michael Shireman, Samuel Uhl and Gerald Uhl.

Board Leadership Structure and Board’s Role in Risk Oversight

Gerald L. Uhl currently serves as Chairman of the Company’s Board of Directors. Gerald L. Uhl is the brother of Samuel E. Uhl, the former President and Chief Executive Officer of the Bank and the former Chief Operating Officer of the Company, and, therefore, is not independent under the listing standards of the Nasdaq Stock Market, Inc. The Company’s Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the Chief Executive Officer. However, the Board does not believe that mandating a particular structure, such as requiring that the Chairman of the Board be independent under the listing standards of the Nasdaq Stock Market, Inc., is necessary to achieve effective oversight. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and the Chairman does not vote on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the shareholders. Accordingly, having a director who is not independent under the listing standards of the Nasdaq Stock Market, Inc. serve as Chairman of the Board does not enhance or diminish the fiduciary duties of any director of the Company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk management oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Toward this end, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through the Board’s standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit, Compensation and Nominating Committees are each independent in accordance with the relevant listing standards of the Nasdaq Stock Market, Inc. The charters of the Audit Committee, Nominating Committee and Compensation Committee are available in the Investor Relations section of the Bank’s website (www.firstharrison.com).

Director	Executive Committee		Audit Committee		Compensation Committee		Nominating Committee
Christopher L. Byrd			X		X
Kathryn W. Ernstberger	X				X	*	X	*
William W. Harrod	X
Dennis L. Huber					X		X
Pamela G. Kraft					X
William I. Orwick, Sr.			X	*			X
Kenneth R. Saulman			X		X		X
Mark D. Shireman	X
Michael L. Shireman	X
Samuel E. Uhl	X
Gerald L. Uhl	X	*
Carolyn E. Wallace			X
Number of Meetings in 2012	2		12		6		2

*	Denotes Chairperson

Executive Committee. The Executive Committee evaluates issues of major importance to the Company between regularly scheduled Board meetings. The Executive Committee acts on issues delegated to it by the Board of Directors.

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Christopher L. Byrd, William I. Orwick, Sr. and Carolyn E. Wallace are “audit committee financial experts” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and Chief Financial Officer. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer, Chief Financial Officer and other highly compensated executive officers’ compensation including base salary, annual incentives, short-term incentives, benefits and other perquisites. In addition to reviewing competitive market values, the Compensation Committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executives’ total compensation package. Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer and Chief Financial Officer are approved by the full Board of Directors. The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating Committee. The Nominating Committee annually selects the Board’s nominees for election as directors. For the procedures of the Nominating Committee, see “—Nominating Committee Procedures” below.

Nominating Committee Procedures

General. It is the policy of the Nominating Committee to consider director candidates recommended by shareholders who appear qualified to serve on the Board of Directors. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating Committee, a shareholder should submit the following information in writing, addressed to Kathryn W. Ernstberger, Chairperson of the Nominating Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	As to the shareholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the Nominating Committee must receive the recommendation at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Minimum Qualifications for Nominees. The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the age limitation requirements set forth in the Company’s Bylaws. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its shareholders; independence; and any other factors the Nominating Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. The Board will also consider the extent to which the candidate helps the Board of Directors reflect the diversity of the Company’s shareholders, employees, customers and communities. The Committee also may consider the current composition and size of the Board of Directors, the balance of management and independent directors and the need for audit committee expertise.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees. For purposes of identifying nominees for the Board of Directors, the Nominating Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of First Capital’s local communities. The Nominating Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

In evaluating potential candidates, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating Committee will conduct a check of the individual’s background and interview the candidate.

Board and Committee Meetings

The business of First Capital and First Harrison is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2012, the Board of Directors of First Capital held 12 meetings and the Board of Directors of First Harrison held 12 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Directors Attendance at Annual Meeting

The Board of Directors encourages directors to attend the Company’s annual meeting of shareholders. All directors attended the Company’s 2012 annual meeting of shareholders.

Code of Ethics and Business Conduct

First Capital has adopted a Code of Ethics and Business Conduct (the “Code”) that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to shareholder ratification, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The Audit Committee of the Board of Directors

of First Capital, Inc.

William I. Orwick, Sr., Chairperson

Christopher L. Byrd

Kenneth R. Saulman

Carolyn E. Wallace

DIRECTORS’ COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2012 fiscal year. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash	Change in Pension Value and Nonqualified Deferred Compensation Earnings (1)	All Other Compensation (2)	Total
John W. Buschemeyer (3)	$5,483	$—	$603	$6,086
Christopher L. Byrd	13,204	—	1,452	14,656
Kathryn W. Ernstberger	13,204	—	1,452	14,656
Dennis L. Huber	13,204	—	1,452	14,656
Pamela G. Kraft	13,204	—	1,452	14,656
William I. Orwick, Sr.	13,204	—	1,452	14,656
Kenneth R. Saulman	13,204	—	1,452	14,656
Mark D. Shireman	13,204	2,246	1,452	16,902
Michael L. Shireman	13,204	—	1,452	14,656
Gerald L. Uhl	13,204	5,295	1,452	19,951
Samuel E. Uhl(4)	3,309	—	364	3,673
Carolyn E. Wallace	13,204	—	1,452	14,656

(1)	Represents above market earnings credited to the directors’ deferred compensation arrangements in fiscal 2012. Only Messrs. Gerald Uhl, Mark Shireman and Buschemeyer maintain a deferred compensation agreement with First Harrison Bank.
(2)	Represents a bonus earned in 2012 and paid in the first quarter of 2013. The bonuses paid to John Buschemeyer and Samuel Uhl are pro-rated for their period of service as non-employee directors in 2012.
(3)	Mr. Buschemeyer retired as a director of the Company effective May 23, 2012.
(4)	Represents fees paid to Mr. Uhl as a non-employee director. Mr. Samuel Uhl retired from full-time employment with First Harrison Bank and First Capital Inc. on September 30, 2012 and received compensation as a non-employee director effective October 1, 2012.

Directors’ Fees

For the year ending December 31, 2013, members of First Harrison’s Board of Directors will receive $1,136 per Board meeting held. No separate fees will be paid for service on committees or on First Capital’s Board of Directors.

Directors’ Deferred Compensation Agreements

Effective April 1, 1992, First Harrison Bank entered into Director Deferred Compensation Agreements with John W. Buschemeyer, Mark D. Shireman and Gerald L. Uhl. The agreements provided each director with an opportunity to defer a portion of his fees for a specified period of time. All deferrals have ceased under the agreements and Mr. Buschemeyer is currently receiving benefits under his arrangement. The agreements provide each participating director with a fixed benefit which, at the election of each director, is payable in a lump sum or monthly over a 180 month period. The agreements provide that the directors may receive their deferred compensation benefit upon the earlier of: attainment of age 70, disability, early retirement or death. The agreements also provide for a $10,000 death benefit for burial expenses.

STOCK OWNERSHIP

First Capital does not know of any beneficial owners of more than 5% of the Company’s outstanding common stock. The following table provides information as of March 28, 2013 about the shares of First Capital common stock that may be considered to be beneficially owned by each director, each nominee for director, by each named executive officer listed in the “Summary Compensation Table” and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his or her shares.

Name	Number of Shares Owned		Percent of Common Stock Outstanding (1)

Christopher L. Byrd	2,183		*
Kathryn W. Ernstberger	550		*
Michael C. Frederick	3,659	(2)	*
William W. Harrod	12,775	(3)	*
Dennis L. Huber	2,253		*
Jill R. Keinsley	194	(4)	*
Pamela G. Kraft	410		*
William I. Orwick, Sr.	2,500		*
Kenneth R. Saulman	12,364	(5)	*
Mark D. Shireman	48,554	(6)	1.74%
Michael L. Shireman	20,089	(7)	*
Gerald L. Uhl	42,700	(8)	1.53%
Samuel E. Uhl	47,286	(9)	1.70%
Carolyn E. Wallace	100		*

All directors and executive officers as a group (14 persons)	195,617		7.02%

*	Less than 1.0%.
(1)	Based on 2,784,997 shares of Company common stock outstanding and entitled to vote as of March 28, 2013.
(2)	Includes 2,527 shares allocated under the ESOP as to which Mr. Frederick exercises voting but not investment power.
(3)	Includes 5,632 shares pledged as security and 3,099 shares allocated under the ESOP as to which Mr. Harrod exercises voting but not investment power.
(4)	Includes 194 shares allocated under the ESOP as to which Ms. Keinsley exercises voting but not investment power.
(5)	Includes 108 shares held indirectly for Mr. Saulman’s grandchildren.
(6)	Includes 7,992 shares owned by Mr. Mark Shireman’s spouse and 2,200 shares held by the individual retirement account of Mr. Mark Shireman’s spouse.
(7)	Includes 5,184 shares owned by Mr. Michael Shireman’s spouse and 3,242 shares held by the individual retirement account of Mr. Michael Shireman’s spouse.
(8)	Includes 5,990 shares owned by Mr. Gerald Uhl’s spouse and 13,107 shares held by the individual retirement account of Mr. Gerald Uhl’s spouse.
(9)	Includes 230 shares owned by Mr. Samuel Uhl’s spouse and 4,167 shares allocated under the ESOP as to which Mr. Samuel Uhl exercises voting but not investment power.

ITEMS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Five directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman and Samuel E. Uhl, each of whom are currently directors of the Company and the Bank. There are no family relationships among the directors except as follows: Samuel E. Uhl and Gerald L. Uhl are brothers, and Mark D. Shireman and Michael L. Shireman are brothers.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman and Samuel E. Uhl.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2012. The indicated period for service as a director includes service as a director of First Harrison.

Board Nominees for Terms Ending in 2016

Christopher L. Byrd is the manager and owner of Hoosier Hollywood Development, LLC (d/b/a Corydon Cinemas) in Corydon, Indiana. Age 44.

Mr. Byrd’s background offers the Board of Directors significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Byrd offers the Board significant business experience from a setting outside of the financial services industry.

Pamela G. Kraft is the President of Generations Monuments & Memorials, Inc. in New Albany, Indiana and serves as Vice President – Treasurer of the Funeral Consumer Guardian Society in New Albany, Indiana. Age 53.

Ms. Kraft’s involvement with the Funeral Consumer Guardian Society has allowed her to develop strong ties to the community and has provided the Board with valuable insight regarding the local business environment.

Mark D. Shireman is the President of James L. Shireman, Inc. in Corydon, Indiana. Age 61. Director since 1989.

Mr. Shireman’s substantial small company management experience, specifically within the region in which the Bank conducts its business, provides the Board of Directors with valuable insight regarding the local business and consumer environment. In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry through his involvement in business and civic organizations in the communities in which the Bank serves.

Michael L. Shireman is the President of Uhl Truck Sales, Inc., a medium and heavy truck dealer in Louisville, Kentucky and Palmyra, Indiana. Mr. Shireman is a former director of HCB Bancorp, Inc. Age 64. Director since 2000.

Mr. Shireman’s background offers the Board of Directors significant small company management experience, specifically within the community in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Shireman offers the Board significant business experience from a setting outside of the financial services industry.

Samuel E. Uhl served the President and Chief Executive Officer of First Harrison and as the Chief Operating Officer of First Capital from 1996 until his retirement in 2012. Age 67. Director since 1995.

Mr. Uhl’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Uhl’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to serve as director.

Directors Continuing in Office with Terms Ending in 2014

William W. Harrod became the President and Chief Executive Officer of First Capital in January 2000 and became the President and Chief Executive Officer of First Harrison in October 2012. Mr. Harrod previously served as President and Chief Executive Officer of HCB Bancorp, Inc. and Harrison County Bank. Mr. Harrod is a former director of HCB Bancorp, Inc. Age 56. Director since 2000.

Mr. Harrod’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities in which the Bank serves affords the Board valuable insight regarding the business and operations of the Company and Bank. In addition, Mr. Harrod’s knowledge of all aspects of the Company’s and Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as President and Chief Executive Officer of the Company.

Dennis L. Huber is retired. He is the former President and Publisher of O’Bannon Publishing Co., Inc. in Corydon, Indiana. Age 73. Director since 1997.

Mr. Huber’s history as president of a local business provides the Board with experience in the local community outside of the financial services industry.

Gerald L. Uhl is the Business Manager and Controller for Jacobi Sales, Inc., a farm implement dealership in Palmyra, Indiana. Age 72. Director since 1973.

Mr. Uhl offers the Board of Directors substantial small company management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Uhl offers the Board significant business experience from a setting outside of the financial services industry.

Directors Continuing in Office with Terms Ending in 2015

Kathryn W. Ernstberger is a professor of business administration at Indiana University Southeast in New Albany, Indiana. Age 49. Director since 2003.

Ms. Ernstberger’s expertise provides the Board of Directors with quantitative business analysis skills, specifically in the areas of statistics and mathematical modeling.

William I. Orwick, Sr. has been a partner in the accounting firm of Rodefer Moss & Co., PLLC in New Albany, Indiana since September 2009. Mr. Orwick was previously a partner in the accounting firm of Melhiser Endres Tucker CPAs PC prior to such firm’s acquisition by Rodefer Moss & Co., PLLC in September 2009. Age 56. Director since 2010.

As a partner in a certified public accounting firm, Mr. Orwick provides the Board of Directors with significant experience regarding accounting and compliance matters. Mr. Orwick’s experience also offers the Board of Directors substantial small and local company operations and management experience, specifically within the region in which the Bank conducts its business, and provides the Board with valuable insight regarding the local business and consumer environment. In addition, Mr. Orwick offers the board significant business experience individually and from his network of professionals and organizations both familiar with matters outside and inside of the financial services industry.

Kenneth R. Saulman was employed as a right-of-way supervisor for Clark County REMC, an electrical service company in Sellersburg, Indiana, until his retirement in 2008. Age 70. Director since 1997.

Mr. Saulman’s experience as a past elected official in the Bank’s local community, as well as his prior service with a rural electric cooperative, provides the Board with an understanding of issues related to growth in the local community and opportunities for growth in surrounding counties.

Carolyn E. Wallace is the Director of Business Operations for the South Harrison Community School Corporation in Corydon, Indiana. Age 43. Director since 2010.

Ms. Wallace’s training as a certified public accountant and accounting background provide the Board with experience regarding accounting and financial matters.

Item 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Monroe Shine & Co., Inc. to be the Company’s independent registered public accounting firm for the 2013 fiscal year, subject to ratification by shareholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast by shareholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Monroe Shine & Co., Inc. as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that Monroe Shine & Co., Inc. billed to the Company for the fiscal years ended December 31, 2012 and 2011.

	2012	2011
Audit Fees (1)	$98,890	$104,140
Audit-Related Fees (2)	29,935	36,650
Tax Fees (3)	15,645	16,500
All Other Fees (4)	34,135	36,260

(1)	Includes fees billed for the audit of consolidated financial statements, including review of interim financial information contained in Quarterly Reports on Form 10-Q and other regulatory reports.
(2)	Includes fees billed for attestation and related services traditionally performed by the auditor, including attestation services not required by statute or regulation, consultation concerning financial accounting and reporting standards.
(3)	Includes fees billed for tax compliance services, including preparation of federal and state income tax returns, preparation of property tax returns, and tax payment and planning advice.
(4)	Includes fees for services provided by an affiliate of Monroe Shine & Co. for information technology project management services not associated with the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

Item 3 — Advisory Vote on Executive Compensation

As required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative discussion contained in this proxy statement.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through a vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in the 2013 proxy statement, is hereby approved.”

This advisory vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee will review and consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that stockholders vote “FOR” the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion contained in this proxy statement.

Item 4 — Advisory Vote on the Frequency of the Stockholder Vote to Approve Executive Compensation

As required by federal securities laws, the Board of Directors is providing the Company’s stockholders with an opportunity to provide an advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers. We are asking stockholders whether the advisory vote should occur every year, every two years or every three years.

The Board of Directors has considered the frequency of the advisory vote on the compensation of the Company’s named executive officers that it should recommend. After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders, the Board recommends submitting the advisory vote on the compensation of the Company’s named executive officers to stockholders annually.

The Board of Directors believes an annual advisory vote on the compensation of the Company’s named executive officers will allow the Board to obtain information on stockholders’ views of the compensation of the Company’s named executive officers on a more consistent basis. In addition, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers will provide the Board of Directors and the Compensation Committee with frequent input from stockholders on the Company’s compensation programs for its named executive officers. Finally, the Board believes an annual advisory vote on the compensation of the Company’s named executive officers aligns more closely with the Company’s objective to engage in regular dialogue with its stockholders on corporate governance matters, including the Company’s executive compensation philosophy, policies and programs.

This advisory vote on the frequency of the vote on the compensation of our named executive officers is not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and the Compensation Committee may determine that it is in the best interests of the Company and its shareholders to hold such advisory vote more or less frequently than the option selected by shareholders.

The Board of Directors recommends that stockholders vote to hold the advisory vote on the compensation of the Company’s named executive officers every year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer of the Company, and for the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2012 exceeded $100,000.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

William W. Harrod	2012	$176,695	$—	$19,737	$24,860	$221,292
President, Chief Executive Officer and Chief Operating Officer	2011	171,551	—	13,492	24,874	209,917

Michael C. Frederick	2012 2011	104,404 99,005	— —	11,857 8,415	19,983 17,108	136,244 124,528
Chief Financial Officer

Jill R. Keinsley	2012 2011	80,837 75,493	— —	9,643 6,625	15,749 15,037	106,229 97,155
Senior Vice President and Director of Human Resources

Samuel E. Uhl (4)	2012 2011	132,414 171,551	— —	13,477 13,492	59,085 23,432	204,976 208,475
Former Chief Operating Officer

(1)	Includes directors’ fees for service as an employee director of $13,204 for Mr. Harrod and $9,895 for Mr. Uhl for fiscal 2012.
(2)	Bonus amounts earned in 2011 and 2012 were paid under the First Harrison Bank Incentive Plan. The Incentive Plan provides each named executive officer with the opportunity to earn a cash incentive based upon a percentage of base salary if the Company achieves certain profitability and efficiency performance goals and each executive achieves individual performance goals based on his or her position with First Harrison Bank.
(3)	Details of the amounts reported in the “All Other Compensation” column for 2012 are provided in the table below:

	Mr. Harrod	Mr. Frederick	Ms. Keinsley	Mr. Uhl
Employer contributions to 401(k) plan	$11,444	$7,308	$5,658	$8,576
Health insurance	9,988	9,373	7,205	8,679
Disability insurance	860	839	721	645
Life insurance	330	225	165	147
Dental insurance	238	238	—	238
Employer contributions to health savings account	2,000	2,000	2,000	—
Payment under First Harrison Bank voluntary retirement program	—	—	—	40,800

(4)	Mr. Uhl retired as Chief Operating Officer of the Company and as President and Chief Executive Officer of First Harrison effective September 30, 2012.

Employment Agreements

First Harrison and First Capital maintain employment agreements with William W. Harrod and Michael C. Frederick. The employment agreements were amended and restated effective January 12,

2013 and will expire on January 12, 2015. The current base salary under the employment agreements for Messrs. Harrod and Frederick (each an “executive”) is $170,445 and $115,360, respectively. Under the terms of the agreements, each executive’s base salary will be reviewed at least annually by the Board of Directors. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for post-termination benefits and payments in the event an executive is terminated for reasons other than cause, terminated in connection with a change in control, voluntarily terminates his employment for good reason (as defined in the agreements) or terminates employment due to death or disability. See “— Potential Post-Termination Benefits” for a discussion of the severance benefits provided to Messrs. Harrod and Frederick under the employment agreements. In addition, upon executive’s termination of employment for reasons other than cause or a change in control, the executive must adhere to a one-year non-competition agreement.

All payments due under the employment agreements are guaranteed by First Capital. All reasonable costs and legal fees incurred by an executive under any dispute or question of interpretation relating to the employment agreements will be paid by First Capital, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that an executive will be indemnified to the fullest extent legally allowable for all expenses and liabilities he may incur in connection with any suit or proceeding in which he may be involved by reason of his having been a director or officer of First Harrison or First Capital.

Change in Control Agreement

First Harrison and First Capital maintain a three-year change in control agreement with Jill Keinsley. The Board of Directors may renew the agreement each year for an additional year in connection with Ms. Keinsley’s performance review so that the term remains three years. The Board of Directors renewed Ms. Keinsley’s agreement in 2012 through September 12, 2015. See “—Potential Post-Termination Benefits” for a discussion of the benefits provided to Ms. Keinsley in the event her employment is terminated following a change in control.

Potential Post-Termination Benefits

Termination for Cause. In the event of termination for cause, the executives will be entitled only to compensation and benefits earned as of the date of the termination for cause.

Involuntary Termination for Reasons Other Than Voluntary Termination for Good Reason. Under the terms of the employment agreements with Messrs. Harrod and Frederick, if an executive is terminated for reasons other than for cause, or if an executive voluntarily terminates his employment for good reason (as set forth in the agreements), the executive (or, if the executive dies, his beneficiary) would be entitled to receive an amount equal to the payments that executive would have received during the remaining term of his employment agreement, including base salary, bonuses and other cash or deferred compensation paid or to be paid to the executive and contributions that would have been made on the executive’s behalf to any employee benefit plans of First Harrison during the remaining term of the employment agreement. First Harrison would also continue to pay for the executive’s life, medical, dental and disability coverage for the remaining term of the employment agreement. Severance payments are made within 30 days of an executive’s termination date.

Termination Due to Disability. Under the terms of the employment agreements with Messrs. Harrod and Frederick, in the event an executive terminates his employment due to a “disability” (as defined in the employment agreements) during the term of his employment agreement, First Harrison will pay the executive, as disability pay, a bi-weekly payment equal to three-quarters of the executive’s bi-weekly rate of salary on the date of his termination. The executive will also continue to receive life, medical, dental and disability coverage until the earlier of: the executive’s attainment of age 65, the executive’s death, expiration of the term of the employment agreement or the executive’s return to full-time employment.

Change in Control. Under the terms of the employments agreements with Messrs. Harrod and Frederick, upon a change in control (as defined in the employment agreements) followed by an executive’s termination of employment, the executive is entitled to a lump sum cash payment equal to 2.99 times the executive’s average annual compensation during the five-year period preceding the effective date of the change in control (the “base amount”). In addition to a cash severance payment, the executives are also entitled to continued life, medical, dental and disability insurance coverage for thirty-six months following termination of employment.

Under the terms of the change in control agreement with Ms. Keinsley, if within twelve months of a Change in Control (as defined in the agreement), Ms. Keinsley’s employment is involuntarily terminated for reasons other than cause or she elects to voluntarily terminate her employment under circumstances that would constitute constructive termination under the agreement, Ms. Keinsley is entitled to receive: (i) a lump sum cash severance payment equal to three times her average annual compensation for the five years preceding the change in control; and (ii) continued life, medical, dental and disability coverage for thirty-six months.

Nothwithstanding any provision in the employment agreements or the change in control agreement to the contrary, payments and benefits under the agreements are limited so that they will not constitute excess parachute payments under Section 280G of the Internal Revenue Code.

Following termination of employment for any reason, each named executive officer is entitled to his or her on non-forfeitable interest in the Bank’s tax-qualified plans. The tax-qualified benefits are distributed in accordance with each executive’s distribution election.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in First Capital common stock during the fiscal year ended December 31, 2012.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits First Capital from extending loans to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from this prohibition for loans by First Harrison to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. First Harrison, therefore, is prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit First Harrison to make loans to its executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Currently, the Bank does not have such a program.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceeds the greater of $25,000 or 5% of First Capital’s capital and surplus (up to a maximum of $500,000) and such loans are approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, as required by the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the Company’s President and Chief Executive Officer. Such potential conflicts of interest include, but are not limited to: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Director Gerald L. Uhl is a shareholder in Jacobi Sales, Inc. (“JSI”), a farm implement dealership that contracts with First Harrison to provide sales financing to customers of JSI. First Harrison does not grant preferential credit under this arrangement. During the fiscal year ended December 31, 2012, First Harrison granted approximately $473,000 of credit to JSI customers and such loans had an aggregate outstanding balance of $376,000 at December 31, 2012. At December 31, 2012, three loans, with an aggregate outstanding balance of $51,000, were delinquent 30 days or more.

There are no other transactions or series of similar transactions between us and any of our directors or executive officers in which the amount involved exceeds $120,000 since the beginning of our last fiscal year, or which are currently proposed.

SUBMISSION OF BUSINESS PROPOSALS

AND SHAREHOLDER NOMINATIONS

Proposals that shareholders seek to have included in the proxy statement for the Company’s next annual meeting must be received by the Company no later than December 11, 2013. If next year’s annual meeting is held on a date more than 30 days from May 23, 2014, a shareholder proposal must be received within a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 90 nor more than 120 days before the date of the annual meeting; provided that if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders. A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholders to communicate with the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should do so in writing to William W. Harrod, President and Chief Executive Officer of First Capital, Inc., 220 Federal Drive, N.W., Corydon, Indiana 47112. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, William I. Orwick, Sr., at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating Committee, Kathryn W. Ernstberger, also at the same address.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of First Capital common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

A notice of internet availability regarding this proxy statement and the Company’s Annual Report on Form 10-K has been mailed to persons who were shareholders as of the close of business on March 28, 2013. Any shareholder who would like to receive a paper copy of the proxy statement or Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company. The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jill R. Keinsley Jill R. Keinsley
Corporate Secretary

Corydon, Indiana

April 10, 2013

z	REVOCABLE PROXY FIRST CAPITAL, INC.		{
ANNUAL MEETING OF SHAREHOLDERS
May 22, 2013
Shareholders of record have three ways to vote:
1. By Telephone (using a Touch-Tone Phone); or
2. By Internet; or
3. By Mail.
To Vote by Telephone:
Call 1-866-838-1054 Toll-Free on a Touch-Tone
Phone anytime before to 3 a.m., Eastern Time, May 22, 2013.

To Vote by Internet:

Go to http://www.rtcoproxy.com/fcap before to 3 a.m., Eastern Time, May 22, 2013.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

		Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐
		Mark here if you plan to attend the meeting.	☐
		Mark here for address change.	☐

	Annual Meeting Materials are available at: http://www.cfpproxy.com/4684	Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

			For	With- hold	For All Except
1.	The election as directors of all nominees listed (except as marked to the contrary below).		☐	☐	☐
Nominees:
	(01) Christopher L. Byrd	(02) Pamela G. Kraft
	(03) Mark D. Shireman	(04) Michael L. Shireman
(05) Samuel E. Uhl
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2013.		For ☐	Against ☐	Abstain ☐
			For	Against	Abstain
3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.		☐	☐	☐

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.	One Year	Two Years	Three Years	Abstain
		☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH IN 2 AND 3 ABOVE AND FOR “ONE YEAR” WITH RESPECT TO PROPOSAL 4 ABOVE.

If properly signed and dated, this revocable proxy will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the listed nominees, “FOR” each of the proposals set forth in 2 and 3 above and for “ONE YEAR” with respect to proposal 4 only if properly signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

The above signed acknowledges receipt from First Capital, before the execution of this proxy, of a Notice of Internet Availability of Proxy Materials and that the above signed has reviewed First Capital’s Proxy Statement for the Annual Meeting of Shareholders and Annual Report on Form 10-K.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

x	y

FIRST CAPITAL, INC. — ANNUAL MEETING MAY 22, 2013

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available on-line at:

http://www.cfpproxy.com/fcap

You can vote in one of three ways:

1.	Call toll free 1-866-838-1054 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at http://www.rtcoproxy.com/fcap and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2013

12:00 Noon, Local Time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2013

The Proxy Statement for the 2013 Annual Meeting of Shareholders is available at http://cfpproxy.com/4684. Also available on this website is the Company’s 2012 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William Harrod and Gerald Uhl, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on May 22, 2013, at 12:00 noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2013 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

4684

z		REVOCABLE PROXY		{
FIRST CAPITAL, INC.
ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints William Harrod and Gerald Uhl, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on May 22, 2013, at 12:00 noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2013 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked.

			Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐
			Mark here if you plan to attend the meeting.	☐
			Mark here for address change.	☐

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2013.			Comments:

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT:

http://www.cfpproxy.com/4684

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	With- hold	For All Except
1.	The election as directors of all nominees listed (except as marked to the contrary below).	☐	☐	☐

Nominees:
(01) Christopher L. Byrd (02) Pamela G. Kraft
(03) Mark D. Shireman (04) Michael L. Shireman
(05) Samuel E. Uhl

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2013.		For ☐	Against ☐	Abstain ☐
			For	Against	Abstain
3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.		☐	☐	☐

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.	One Year	Two Years	Three Years	Abstain
		☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND THE PROPOSALS SET FORTH IN 2 AND 3 ABOVE AND FOR “ONE YEAR” WITH RESPECT TO PROPOSAL 4 ABOVE.

If properly signed and dated, this revocable proxy will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the listed nominees, “FOR” each of the proposals set forth in 2 and 3 above and for “ONE YEAR” with respect to proposal 4 only if properly signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

The above signed acknowledges receipt from First Capital, before the execution of this proxy, of a Notice of Internet Availability of Proxy Materials and that the above signed has reviewed First Capital’s Proxy Statement for the Annual Meeting of Shareholders and Annual Report on Form 10-K.

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4684

[FIRST CAPITAL, INC. LETTERHEAD]

Dear ESOP Participant:

As a participant in the First Harrison Bank Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct the trustees of the ESOP how to vote the shares of First Capital, Inc. (the “Company”) common stock allocated to your ESOP account. On behalf of the Board of Directors of the Company, I am forwarding you the enclosed vote authorization form for the purpose of providing the ESOP trustees with voting instructions for the proposals to be presented at the Annual Meeting of Shareholders of First Capital, Inc. which will be held on May 22, 2013. The ESOP trustees are William W. Harrod, Jill R. Keinsley and Michael C. Frederick. Also enclosed with this letter, is a Notice and Proxy Statement for the Annual Meeting of Shareholders and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The ESOP trustees will vote the shares of Company common stock allocated to your ESOP account as you direct; provided that the ESOP trustees receive your instructions by May 15, 2013. The ESOP trustees, subject to their fiduciary duties, will vote any allocated shares of Company common stock for which you fail to provide timely instructions in a manner calculated to most accurately reflect the timely instructions received from other ESOP participants regarding the shares of Company common stock allocated to their accounts.

In order to direct the voting of the shares of Company common stock allocated to your ESOP account, please complete, sign and date the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than May 15, 2013. Your voting instructions will be tabulated by the Company’s outside legal counsel and will not be revealed, directly or indirectly, to any employee or director of the Company or First Harrison Bank.

Sincerely,

/s/ William W. Harrod William W. Harrod
President and Chief Executive Officer

VOTE AUTHORIZATION FORM

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 22, 2013

12:00 Noon, Local Time

I understand that William W. Harrod, Jill R. Keinsley and Michael C. Frederick, serving as the trustees of the First Harrison Bank Employee Stock Ownership Plan (“ESOP”), are the holders of record and custodian of all shares of First Capital, Inc. (the “Company”) common stock allocated to me under the ESOP. Further, I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Shareholders to be held on May 22, 2013.

Accordingly, please vote my shares as follows:

1.	The election as directors of all nominees listed (except as marked to the contrary below).

Christopher L. Byrd, Pamela G. Kraft, Mark D. Shireman, Michael L. Shireman and Samuel E. Uhl

FOR	VOTE WITHHELD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2013.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement.

FOR	AGAINST	ABSTAIN

☐	☐	☐

4.	An advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN

☐	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED

NOMINEES AND THE PROPOSALS SET FORTH IN 2 AND 3 ABOVE AND FOR “ONE

YEAR” WITH RESPECT TO PROPOSAL 4 ABOVE

The ESOP Trustees are hereby authorized to vote all shares allocated to my ESOP account as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed envelope no later than May 15, 2013.